Real Estate Investments, Net	12 Months Ended
Dec. 31, 2020
Real Estate [Abstract]
Real Estate Investments, Net	Real Estate Investments, Net
Property Acquisitions and Development Costs
The Company invests in MOBs, seniors housing properties and other healthcare-related facilities primarily to expand and diversify its portfolio and revenue base. The Company owned 193 properties as of December 31, 2020. During the year ended December 31, 2020, the Company, through wholly-owned subsidiaries of the OP, completed its acquisitions of two multi-tenant MOBs, three single tenant MOBs and four SHOPs for an aggregate contract purchase price of $110.7 million, which includes other assets acquired as part of the acquisitions of $1.8 million and capitalized transaction costs. All acquisitions in 2020, 2019 and 2018 were considered asset acquisitions for accounting purposes.
The following table presents the allocation of the assets acquired and liabilities assumed, as well as capitalized construction in progress during the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
(In thousands)	2020	2019	2018
Real estate investments, at cost:
Land	$7,665	$6,356	$14,417
Buildings, fixtures and improvements	90,699	68,903	98,236
Development costs	—	5,721	8,591
Total tangible assets	98,364	80,980	121,244
Acquired intangibles:
In-place leases and other intangible assets (1)	10,369	11,777	6,823
Market lease and other intangible assets (1)	496	724	275
Market lease liabilities (1)	(362)	(1,483)	(286)
Total intangible assets and liabilities	10,503	11,018	6,812
Mortgage notes payable, net	(13,883)	—	—
Cash paid for real estate investments, including acquisitions	$94,984	$91,998	$128,056
Number of properties purchased	9	9	14
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(1) Weighted-average remaining amortization periods for in-place leases, above-market leases and below market leases acquired were 1.7 years, 7.7 years and 7.4 years, respectively, as of December 31, 2020. Weighted-average remaining amortization periods for in-place leases and above-market leases acquired were 8.1 years and 7.0 years, respectively, as of December 31, 2019. There were no below market leases acquired in the year ended December 31, 2019.
Development Project
In August 2015, the Company entered into an asset purchase agreement and development agreement to acquire land and construction in progress, and subsequently fund the remaining construction, of a development property in Jupiter, Florida for $82.0 million. As of December 31, 2019, the Company had funded $97.8 million, including $10.0 million for the land and $87.8 million for construction in progress.
The Company had been working for some time to obtain a certificate of occupancy for the facility (“CO”), which was ultimately obtained in December 2019. Historically, all construction costs, including capitalized interest, insurance and real estate taxes were capitalized and classified in construction is progress on the Company’s consolidated balance sheet. In December 2019, when the development reached substantial completion and the Company reclassified the entire amount in construction in progress to its appropriate real estate investment components. During the years ended December 31, 2019, and 2018 the Company incurred an additional $5.7 million and $8.6 million in capitalized costs, including capitalized interest, related to this development project. No development costs were capitalized during the year ended December 31, 2020 as the property was considered substantially complete.
Obtaining the CO was a necessary condition to leasing the property to any tenant other than a tenant associated with the developer of the property, which had been, and remains in, default under its agreements with the Company. The Company entered into a lease for 10% of the rentable square feet at the property (a portion of the non-assisted living component of the property) , but the tenant was not required to pay the Company cash rent until May 2021. As of December 31, 2020 the Company had not yet begun operating the assisted living component of the property.
During the fourth quarter of 2019, in connection with the substantial completion of the development property, the Company began to evaluate it for a potential sale. As a result of this potential change in plans, the Company concluded this held for use asset was impaired and recognized an impairment charge to its respective operating real estate components in 2019 (see Assets Held For Use and Related Impairments in this note for additional information). Further, as a result of COVID-19 and it impact on the ability to show the property to potential new tenants/residents, the launch of operations of the assisted living component of the property has been delayed.
In August 2020, the Company entered into definitive purchase and sale agreements (“PSA”) to sell the Company's recently completed development property in Jupiter, Florida for $65.0 million and the Company’s two skilled nursing facilities in Lutz, Florida and Wellington, Florida for $20.0 million and $33.0 million, respectively. The buyer paid the Company $2.9 million in non-refundable deposits, In November 2020, the Company completed the sale of its skilled nursing facility in Lutz, Florida resulting in a gain on sale of real estate investments of $3.8 million, recorded in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2020. See “Dispositions” below for more information. The sales of the properties in Wellington, Florida and Jupiter, Florida are expected to close later in 2021, but these dispositions are subject to conditions and there can be no assurance that they will be completed on their contemplated terms, or at all.
Significant Tenants
As of December 31, 2020, 2019 and 2018, the Company did not have any tenants (including for this purpose, all affiliates of such tenants) whose annualized rental income on a straight-line basis represented 10% or greater of total annualized rental income on a straight-line basis for the portfolio. The following table lists the states where the Company had concentrations of properties where annualized rental income on a straight-line basis represented 10% or more of consolidated annualized rental income on a straight-line basis for all properties as of December 31, 2020, 2019 and 2018:

	December 31,
State	2020	2019	2018
Florida (1)	20.6%	25.2%	16.6%
Georgia	*	*	10.1%
Michigan (2)	*	10.9%	13.1%
Pennsylvania	10.4%	*	10.2%
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*    State’s annualized rental income on a straight-line basis was not greater than 10% of total annualized rental income for all portfolio properties as of the period specified.
(1)During the fourth quarter of 2020, the Company completed the sale of its skilled nursing facility in Lutz, Florida. In addition, in August 2020 the Company entered into an agreement to sell our skilled nursing facility in Wellington, Florida, and our development property in Jupiter, Florida.
(2)During the year ended December 31, 2020, the Company sold 11 SHOPs located in Michigan, seven of which were transferred to the buyer during the fourth quarter of 2020 and four of which remained classified as held for sale on the Company’s consolidated balance sheet as of December 31, 2020. The remaining four properties were transferred to the buyer in the first quarter of 2021.
Intangible Assets and Liabilities
Acquired intangible assets and liabilities consisted of the following as of the periods presented:

	December 31, 2020			December 31, 2019
(In thousands)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible assets:
In-place leases	$241,097	$172,648	$68,449	$229,300	$156,428	$72,872
Market lease assets	14,116	10,845	3,271	13,616	9,501	4,115
Other intangible assets	20,802	1,171	19,631	26,700	1,144	25,556
Total acquired intangible assets	$276,015	$184,664	$91,351	$269,616	$167,073	$102,543
Intangible liabilities:
Market lease liabilities	$22,109	$11,306	$10,803	$21,777	$9,725	$12,052
The following table discloses amounts recognized within the consolidated statements of operations and comprehensive loss related to amortization of in-place leases and other intangible assets, amortization and accretion of above-and below-market lease assets and liabilities, net and the amortization of above-and below-market ground leases, for the periods presented:

	Year Ended December 31,
(In thousands)	2020	2019	2018
Amortization of in-place leases and other intangible assets(1)	$15,121	$15,559	$18,851
Accretion of above-and below-market leases, net(2)	$(257)	$(247)	$(39)
Amortization of above-and below-market ground leases, net(3)	$178	$86	$147
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(1)    Reflected within depreciation and amortization expense.
(2)    Reflected within revenue from tenants.
(3)    Reflected within property operating and maintenance expense. Upon adoption of ASC 842 effective January 1, 2019, intangible balances related to ground leases were reclassified to be included as part of the Operating lease right-of-use assets presented on the consolidated balance sheet with no change to placement of the amortization expense of such balances. Refer to Note 2 — Summary of Significant Accounting Policies for additional details.
The following table provides the projected amortization and adjustments to revenue from tenants for the next five years:

(In thousands)	2021	2022	2023	2024	2025
In-place lease assets	$10,904	$8,704	$6,830	$6,070	$4,896
Other intangible assets	613	613	613	613	588
Total to be added to amortization expense	$11,517	$9,317	$7,443	$6,683	$5,484

Above-market lease assets	$(1,299)	$(993)	$(645)	$(307)	$(260)
Below-market lease liabilities	1,388	1,326	1,213	1,062	955
Total to be added to revenue from tenants	$89	$333	$568	$755	$695
Dispositions
The following table summarizes the properties sold during the years ended December 31, 2020, 2019, and 2018:

(In thousands)	Disposition Date	Contract Sale Price	Gain (Loss) on Sale, of Real Estate Investments
2020 Dispositions:
Lutz	December, 2020	$20,000	$3,832
Michigan SHOPs (11 properties) (1)	November 2, 2020	11,750	(908)
Cape Girardeau	March 19, 2020	8,600	2,306
Totals		$40,350	$5,230

2019 Dispositions:
New York Six MOBs (1 property)	August 22, 2019	$13,600	$2,883
Ocean Park (1)	August 1, 2019	3,600	(152)
New York Six MOBs (5 properties)	February 6, 2019	45,000	6,059
Totals		$62,200	$8,790

2018 Dispositions:
Missouri SNF Properties (1)	December 5, 2018	$27,500	$(70)
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(1) These properties were previously impaired. See “Impairments” section below. Represents contract sales price for all 11 properties. Loss on sale relates to the seven properties that were transferred to the buyer in the fourth quarter of 2020 (see below for additional information).
The sales of the properties noted above did not represent a strategic shift that has a major effect on the Company’s operations and financial results. Accordingly, the results of operations of these properties remain classified within continuing operations for all periods presented until the respective sale dates.
2020 Dispositions
On December 16 2020, the Company completed the sale of its skilled nursing facility in Lutz, Florida for a contract purchase price of $20.0 million, resulting in a gain on sale of real estate investments of $3.8 million recorded in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2020. At closing, $17.6 million of net proceeds were used to repay amounts outstanding under the Revolving Credit Facility.
On November 2, 2020 the initial closing under the PSA pursuant to which the Company had agreed to sell 11 Michigan SHOPs occurred. The contract purchase price for the 11 Michigan SHOPs was $11.8 million, resulting in a loss on sale of $0.9 million on the consolidated statement of operations and comprehensive loss for the year ended December 31, 2020. At the initial closing, the Company received payment of the full $11.8 million sales price for all 11 of the Michigan SHOPs, less $0.8 million held in escrow, and transferred seven of the properties to the buyer. The remaining four properties were transferred to the buyer a second closing separate closings in the first quarter of 2021 when the $0.8 million held in escrow was released to the buyer. Of the properties transferred at the initial closing, four had been part of the borrowing base under the Credit Facility, one was part of the collateral pool under the Fannie Mae Master Credit Facility with Capital One and two were unencumbered. Of the properties transferred at the second closing, three were part of the borrowing base under the Credit Facility until the initial closing and one was unencumbered. At the initial closing, $4.2 million of the net proceeds was used to repay amounts outstanding under the Fannie Mae Master Credit Facility with Capital One, $4.4 million of the net proceeds were used to repay amounts outstanding under the Revolving Credit Facility, with the remainder used for closing costs. For the avoidance of any doubt, all impairments related to the disposal of the 11 Michigan SHOP assets were recognized in the year ended December 31, 2020.
On March 19, 2020 the Company disposed of one MOB property for a contract purchase price of $8.6 million, resulting in a gain on sale of $2.306 million.
2019 Dispositions
On February 6, 2019, the Company sold five of the MOB properties within the State of New York (the “New York Six MOBs”) for a contract sales price of $45.0 million, resulting in a gain on sale of real estate investments of $6.1 million which is included on the Consolidated Statement of Operations for the year ended December 31, 2019. The Company had reconsidered the intended holding period for all six of the New York Six MOBs due to various market conditions and the potential to reinvest in properties generating a higher yield. On July 26, 2018, the Company had originally entered into a PSA for the sale of the New York Six MOBs, for an aggregate contract sale price of approximately $68.0 million and subsequently, on September 25, 2018, the Company further amended the PSA to decrease the aggregate contract sale price to $58.8 million. The one remaining New York Six MOB was sold for a contract sales price of $13.6 million on August 22, 2019, resulting in a gain on sale of real estate investments of $2.9 million recorded in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2019.
During the first quarter of 2019, the Company reconsidered the intended holding period for one of its SHOPs located in Brookings, OR (“Ocean Park”) due to various market conditions and the potential to reinvest in properties generating a higher yield. On March 21, 2019, the Company entered into a PSA for the sale of Ocean Park, for an aggregate contract sale price of approximately $3.6 million. On April 1, 2019, the Company amended the purchase and sale agreement to decrease the aggregate contract sale price to $3.5 million. In connection with this amendment, the Company recognized an impairment charge of approximately $19,000 on Ocean Park during the second quarter of 2019, which is included on the consolidated statement of operations and comprehensive loss. On August 1, 2019, the Company closed its disposition of Ocean Park resulting in a loss on sale of real estate investments of $0.2 million recorded in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2019.
2018 Dispositions
On November 6, 2018, the Company entered into the final amendment to its January 2017 agreement (as amended to date, the “Amended Missouri SNF PSA”) to sell eight skilled nursing facility properties in Missouri (the “Missouri SNF Properties”) that were previously classified as held-for-sale, for an aggregate contract purchase price of $27.5 million. In connection with the Amended Missouri SNF PSA, the Company recognized an impairment charge of approximately $11.9 million on the Missouri SNF Properties in the third quarter of 2018 which is included on the consolidated statement of operations and comprehensive loss. The sale of these properties pursuant to the Amended Missouri SNF PSA, which occurred in the fourth quarter of 2018, resulted in a loss of $0.1 million for the year ended December 31, 2018, which is reflected within (loss) gain on sale of real estate investment in the consolidated statements of operations and comprehensive loss.
Impairments
The following is a summary of impairments taken during the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
(In thousands)	2020	2019	2018
Assets held for sale	$19,570	$22,634	$18,255
Assets held for use	16,876	33,335	2,400
Total	$36,446	$55,969	$20,655
For additional information on impairments related to assets held for sale and assets held for use, see the “Assets Held for Sale and Related Impairments” and “Assets Held for Use and Related Impairments” sections below.
Assets Held For Sale and Related Impairments
When assets are identified by management as held for sale, the Company reflects them separately on its balance sheet and stops recognizing depreciation and amortization expense on the identified assets and estimates the sales price, net of costs to sell, of those assets. If the carrying amount of the assets classified as held for sale exceeds the estimated net sales price, the Company records an impairment charge equal to the amount by which the carrying amount of the assets exceeds the Company’s estimate of the net sales price of the assets. For held-for-sale properties, the Company predominately uses the contract sale price as fair market value.
Balance Sheet Details - Assets Held for Sale
The following table details the major classes of assets associated with the properties that have been classified as held for sale as of December 31, 2020 and 2019:

	December 31,
(In thousands)	2020 (1)	2019 (2)
Land	$145	$4,051
Buildings, fixtures and improvements	(55)	66,788
Assets held for sale	$90	$70,839
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(1) Assets held for sale as of December 31, 2020 relates to four Michigan SHOPs.
(2) Assets held for sale as of December 31, 2019 relates to the original 14 Michigan SHOPs under the PSA entered into in January 2020 (see below for additional information).
In January 2020, the Company entered into a PSA for the sale of a portfolio of 14 SHOPs located in Michigan (the “Michigan SHOPs”) as a single portfolio for $71.8 million. Accordingly, all 14 of these SHOPs were classified as held for sale as of December 31, 2019.
During April, 2020, the PSA was amended so that only 11 of the Michigan SHOPs were to be sold pursuant to this PSA for $11.8 million. As a result of the amended PSA from April 2020, the three remaining Michigan SHOPs at that time no longer qualified as held for sale and were reclassified to assets held for use at their original carrying values as of March 31, 2020 and an additional $0.7 million in catch-up depreciation was recorded in the third quarter of 2020. In addition, the original deposit made by the buyer was reduced from $1.0 million to $0.3 million.
In October 2020, the PSA was amended to provide that the full $11.8 million sales price for all 11 Michigan SHOPs would be paid at an initial closing which occurred in November 2020, when seven of the properties were transferred to the buyer with the remaining four properties scheduled to be transferred to the buyer at a second closing, which occurred in the first quarter of 2021 (see Note 18 — Subsequent Events). This amendment to the PSA also provided that $0.8 million of the sales price would be held in escrow and returned to the buyer at the second closing; provided that, if the PSA is terminated before the second closing closings due to a material default by the buyer, the Company will receive the escrowed amount. This amount was returned to the buyer at final closing. As a result, it represented an effective reduction in the sale price and the Company reflected an additional impairment loss to reflect this. The Company determined that the four Michigan SHOPs should be classified as held for sale as of December 31, 2020. As of December 31, 2020, for the four Michigan SHOPs that are classified as held for sale, three Michigan SHOPs were part of the borrowing base of the Credit Facility and one was unencumbered.
Held for Sale Impairments - 2020
As a result of the amendment to the PSA in April 2020, in which the number of properties under sale was reduced from 14 to 11, and in which the total consideration was reduced from $71.8 million to $11.8 million, the Company recorded an additional impairment charge of $19.6 million for the year ended December 31, 2020 related to the Michigan SHOP assets held for sale.
Held for Sale Impairments - 2019
During the year ended December 31, 2019 the Company recorded an impairment charge of $22.6 million related to assets held for sale, representing the amount by which the carrying amount of the Michigan SHOPs exceeded the Company’s estimate, at that time, of the net sales price of the Michigan SHOPs.
Held for Sale Impairments - 2018
During the year ended December 31, 2018, the Company recorded impairment charges of $18.3 million related to assets held for sale for the eight Missouri SNF Properties which were sold in 2018 and one of the New York Six MOBs which was sold in 2019.
Assets Held for Use and Related Impairments
When circumstances indicate the carrying value of a property classified as held for use may not be recoverable, the Company reviews the property for impairment. For the Company, the most common triggering events are (i) concerns regarding the tenant (i.e., credit or expirations) in the Company’s single tenant properties or significant vacancy in the Company’s multi-tenant properties and (ii) changes to the Company’s expected holding period as a result of business decisions or non-recourse debt maturities. If a triggering event is identified, the Company considers the projected cash flows due to various performance indicators, and where appropriate, the Company evaluates the impact on its ability to recover the carrying value of the properties based on the expected cash flows on an undiscounted basis over its intended holding period. The Company makes certain assumptions in this approach including, among others, the market and economic conditions, expected cash flow projections, intended holding periods and assessments of terminal values. Where more than one possible scenario exists, the Company uses a probability weighted approach in estimating cash flows. As these factors are difficult to predict and are subject to future events that may alter management’s assumptions, the future cash flows estimated by management in its impairment analysis may not be achieved, and actual losses for impairment may be realized in the future. If the undiscounted cash flows over the expected hold period are less than the carrying value, the Company reflects an impairment charge to write the asset down to its fair value.
The Company owns held for use properties for which the Company may from time to time reconsider the projected cash flows due to various performance indicators, and where appropriate, the Company evaluates the impact on its ability to recover the carrying value of such properties based on the expected cash flows over its intended holding period. The Company makes certain assumptions in this approach including, among others, the market and economic conditions, expected cash flow projections, intended holding periods and assessments of terminal values. Where more than one possible scenario exists, the Company uses a probability weighted approach. As these factors are difficult to predict and are subject to future events that may alter management’s assumptions, the future cash flows estimated by management in its impairment analysis may not be achieved, and actual losses for impairment may be realized in the future.
As of December 31, 2019, the Company was actively considering plans to sell three assets in Florida including the recently completed development project in Jupiter, Florida and the Company’s two skilled nursing facilities in Lutz, Florida and Wellington, Florida. The Company began marketing the properties in 2020 and, during the three months ended June 30, 2020, the Company received multiple bids and accepted a non-binding letter of intent from a prospective buyer to purchase the completed development project in Jupiter, Florida for $65.0 million and the Company’s two skilled nursing facilities in Lutz, Florida and Wellington, Florida for $20.0 million and $33.0 million, respectively. During August 2020, the Company entered into PSAs with the buyer on the terms generally set forth in the letter of intent. The property in Lutz, Florida was sold in December 2020 (see “Dispositions” above) and the property in Jupiter, Florida and the property in Wellington, Florida are expected to be sold later in 2021 however, there can be no assurance that such transactions will actually close. If closed, the Company is required to use the proceeds of the sales to repay amounts outstanding under its Revolving Credit Facility.
Held for Use Impairments — 2020
During the year ended December 31, 2020, as a result of the Company’s marketing efforts during the COVID-19 pandemic which concluded with a PSA in August 2020, the Company recorded an additional impairment charge of $16.9 million on its completed development project in Jupiter, Florida and its skilled nursing facility in Wellington, Florida. The impairment charge represents the amount by which the carrying amount of the properties exceeded the Company’s estimate of the net sales price set forth in the PSA described above.
Held for Use Impairments — 2019
During the year ended December 31, 2019, the Company began to evaluate the properties in Lutz, Florida, Wellington, Florida and its completed development property in Jupiter, Florida for potential sales. As a result of these potential changes in plans, the Company concluded these held for use assets were impaired and recognized impairment charges in the aggregate of $33.3 million to reduce their carrying value to estimated fair value. The Company obtained third-party appraisals of all three properties (Lutz, Wellington, and Jupiter) which estimated fair value primarily applying an income approach using stabilized cash flows and capitalization rates of 9.0%, 9.0% and 7.0%, respectively.
Held for Use Impairments — 2018
During the year ended December 31, 2018, as a result of its consideration of impairment, the Company determined that the carrying value of one held for use property exceeded its estimated fair value and recognized an aggregate impairment charge of $2.4 million.
The LaSalle Tenant
On July 1, 2020, the Company transitioned four triple-net leased properties in Texas (collectively, the “LaSalle Properties”) from the triple-net leased healthcare facilities segment to the SHOP segment, and the LaSalle Properties are now leased to the Company’s TRS and operated and managed on the Company’s behalf by a third-party operator. In January 2018, the Company entered into an agreement with the prior tenants at the LaSalle Properties (collectively, the “LaSalle Tenant”) in which the Company agreed to forbear from exercising legal remedies, including staying a lawsuit against the LaSalle Tenant, as long as the LaSalle Tenant paid the amounts due for rent and property taxes on an updated payment schedule pursuant to a forbearance agreement. As of December 31, 2020, the LaSalle Tenant remains in default of the forbearance agreement and owes the
Company $12.7 million of rent, property taxes, late fees, and interest receivable thereunder and $7.7 million plus interest of unpaid monetary damages awarded to us by the court on our claims against the tenant.
The Company has the entire receivable balance, including any monetary damages, and related income from the LaSalle Tenant fully reserved as of December 31, 2020. The Company incurred $0.4 million, $3.5 million and $5.0 million of bad debt expense, including straight-line rent write-offs, related to the LaSalle Tenant during the years ended December 31, 2020, 2019 and 2018, respectively, which is included in revenue from tenants on the consolidated statement of operations.
On February 15, 2019, the Company filed an amended petition in Texas state court seeking the appointment of a receiver to manage the operations at these properties and for recovery of damages for the various breaches by the LaSalle Tenant. Subsequently, the LaSalle Group Inc., a guarantor of certain of the LaSalle Tenant’s lease obligations (the “LaSalle Guarantor”), filed for voluntarily relief under chapter 11 of the United States Bankruptcy Code. The Company severed its claims against the LaSalle Guarantor from the action against the LaSalle Tenant. On August 27, 2019, the court awarded the Company monetary damages on its claims against the LaSalle Tenant in an amount equal to $7.7 million plus interest. There can be no assurance the Company will receive any amounts with respect to these claims against the LaSalle Tenant.
On October 30, 2019, the court entered into an order appointing a receiver. This receiver was empowered to replace the LaSalle Tenant with a new tenant and operator at the properties, and, on February 15, 2020, the receiver took operational control of the properties. As noted above, the Company worked with the receiver and the Company’s designated third-party operator to transition the LaSalle Properties to its SHOP operating segment on July 1, 2020.
The NuVista Tenant
The Company had tenants at two of its Florida properties located in Lutz and Wellington Florida (collectively, the “NuVista Tenant”) that were in default under their leases beginning from July 2017. On January 1, 2018 the property was transitioned to the SHOP segment when the Company replaced the NuVista Tenant as tenant at the Lutz, Florida property with a TRS and engaged a third-party operator to operate the property. As a result, the property was transitioned to the SHOP segment as of January 1, 2018. The Company incurred bad debt expense of $1.1 million and $6.0 million related to the NuVista Tenant during the years ended December 31, 2019 and 2018, respectively which is included in revenue from tenants in the consolidated statement of operations and comprehensive loss.
At the property located in Wellington, Florida, the Company and the tenant entered into an operations transfer agreement (the “OTA”) pursuant to which the Company and the tenant agreed to cooperate in transitioning operations at the property to a third party operator selected by the Company. On February 19, 2019, in response to litigation commenced by the Company against the NuVista Tenant to enforce the OTA, the United States District Court for the Southern District of Florida entered into an agreed order (the “Order”) pursuant to which it found that the NuVista Tenant was in default under the lease for the property and that the OTA was valid, binding and in full force and effect, as modified by the Order. Subsequent to the entry into the Order, the Company, its designated third-party operator and the NuVista Tenant transitioned operations at the property to the Company’s designated third-party operator. The Company’s designated third-party operator received its license to operate the facility on April 1, 2019 and is in operational control of the property. On May 20, 2019, the court entered into a final order from the court terminating the existing lease with the NuVista Tenant. Following entry into the order, the property in Wellington, Florida transitioned to the SHOP segment as of April 1, 2019. In connection with this transition, the Company replaced the NuVista Tenant as a tenant with a TRS, and engaged a third-party operator to operate the property. During the year ended December 31, 2019 the company received $1.6 million under the OTA for periods prior to the lease termination, which amounts had previously been fully reserved. This payment under the OTA is included in revenue from tenants in consolidated statements of operations and comprehensive loss.
In August 2020, the Company entered into a PSA to sell the properties located in Lutz, Florida and Wellington Florida. The Company sold the property in Lutz, Florida in December 2020 (see “Dispositions” section above). The sale of the property in Jupiter, Florida and the sale of the property in Wellington, Florida are expected to be completed later in 2021.